Exhibit 99.1

Sarcos Commercializing and Expanding its Line of Teleoperated Robotics and Software Solutions

Expects Revenue of $6.1 Million for Q4 and $14.6 Million for the Full Year 2022

SALT LAKE CITY— February 23, 2023—Sarcos Technology and Robotics Corporation (“Sarcos”) (NASDAQ: STRC and STRCW), a leader in the design, development, and manufacture of advanced robotic systems and solutions that redefine human possibilities, today announced preliminary fourth quarter 2022 revenue of $6.1 million and full year 2022 revenue of $14.6 million, each at the high end of its guidance range, and provided an update on its product commercialization efforts.

As part of its product commercialization efforts, Sarcos has expanded its Guardian® product line, adding the Guardian® XM intelligent robotic system and Guardian® Sea Class robotic system to its lineup, which also includes the Guardian® XT™ dexterous robotic system. The Guardian XM and Guardian Sea Class come from Sarcos’ acquisition of RE2, Inc. (“RE2”) in April 2022, after which the company integrated RE2’s Sapien products into its portfolio. Sarcos is now commercializing its Guardian XT system, Guardian XM system (previously named the Sapien 6M), and Guardian Sea Class system (previously named the Sapien Sea Class).

“Sarcos is a pioneer in robotics and has helped shape the industry since its founding in 1983,” said Kiva Allgood, President and CEO, Sarcos. “R&D has been our focus, and it got us where we are today. Now it’s time to leverage our $375 million R&D investment and commercialize our teleoperated robotic systems and semi-autonomous solutions for which our customer pipeline is ready. We expect to fulfill near-term customer demand for our robotic systems and generate revenue through sales of our three core systems, the Guardian XT, Guardian XM, and Guardian Sea Class systems, and our market-specific robotic solutions. We are continuing to develop our Guardian® XO®exoskeleton.

“Tight labor markets mean employers have an immediate need to optimize their workforces. As a result, we see immediate demand for the Guardian XT, Guardian XM, and Guardian Sea Class due to their ability to significantly improve worker productivity, specifically in the power and utilities, aviation, defense, and solar construction markets.”

Sarcos achieved its objective of producing 10 Guardian XM robot manipulators in the fourth quarter of 2022. The company believes that the production of Guardian XM and Guardian XT systems is on schedule and that initial commercial versions of both systems will be ready for customer delivery in the first half of 2023. Sarcos’ facilities in Salt Lake City and Pittsburgh can produce 300 to 500 robots, depending on the mix. The company plans to expand production capacity by partnering with a contract manufacturer.

Sarcos’ robotic systems include baseline software enabling basic controls, teleoperation, and semi-autonomous capabilities. Sarcos will provide additional software options, such as supervised autonomy as an incremental service. Sarcos’ supervised autonomy framework uses multi-modal sensor data to optimally perceive, interact, and conceptualize unstructured environments. Combined with our success-based learning AI approach, the supervised autonomy framework harnesses the power of real-time and learned-behavior data inputs that enable Sarcos’ robots to execute task-specific autonomy in unstructured environments successfully. Our advanced, success-based AI enables human workers' flexibility, creativity, and improvisation skills to deliver improved workflow performance and safer interactions between humans and machines for jobs in unstructured environments. In addition, Sarcos intends to offer its software solutions separately for sale or license.

Drew Hamer, CFO of Sarcos, said, “We see strong demand to purchase Sarcos’ robotic systems. We expect to sell solutions for specific markets and use cases based on our customers’ needs and applications.

“We’re also seeing customers gravitate toward purchasing access to our software as a standalone service. Given customer interest in purchasing our systems and solutions, we do not expect Robot as a Service (RaaS) to be a focus of our business model going forward. If needed in the future, we will support our customers in identifying capital providers to finance their purchases of robotic systems.

“We closed the year with $114.5 million in cash and cash equivalents, which will allow us to scale up production quickly. Additionally, our shift from a RaaS model to a direct sales model will lower our expected additional capital requirements to achieve cash flow break-even to less than $50 million,” Hamer concluded.

Management will provide additional information and updated guidance on next month's fourth quarter and fiscal year 2022 results call.

The Guardian XM, Guardian Sea Class, and Guardian XT robotic systems are for sale. For inquiries, please email sales@sarcos.com. For more information on Sarcos products, visit www.sarcos.com.

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About Sarcos Technology and Robotics Corporation

Sarcos Technology and Robotics Corporation (NASDAQ: STRC and STRCW) designs, develops, and manufactures a broad range of advanced mobile robotic systems that redefine human possibilities and are designed to enable the safest most productive workforce in the world. Sarcos robotic systems operate in challenging, unstructured, industrial environments and include teleoperated robotic systems, a powered robotic exoskeleton, and software solutions that enable task autonomy. For more information, please visit www.sarcos.com and connect with us on LinkedIn at www.linkedin.com/company/sarcos.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Sarcos’ financial results, capital requirements, product development, commercialization and availability, robotic system and software features, revenue models and opportunities and customer demand. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sarcos’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sarcos is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Sarcos has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Sarcos and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Sarcos with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Furthermore, we are in the process of finalizing our financial results for the fourth quarter and fiscal year ended December 31, 2022, and therefore our finalized and audited results and final analysis of those results are not yet available. The preliminary expectations regarding fourth quarter and full year 2022 revenue and year-end cash, cash equivalents and short-term investment balances are the responsibility of management, are subject to management’s review and actual results could differ from management’s expectations. The actual results are also subject to audit by our independent registered public accounting firm and no assurance is given by our independent registered public accounting firm on such preliminary expectations. You should not draw any conclusions as to any other financial results as of and for the year ended December 31, 2022 based on the foregoing estimates.

The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this press release.

Investor Contact:

Moriah Shilton

Financial Profiles

310.622.8251

STRC@finprofiles.com

Press Contact

mediarelations@sarcos.com